UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     November 20, 2006
PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
100 Pike Way
Mount Airy, NC 27030
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code:     (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Board of Directors of Pike Electric Corporation (the “Company”) appointed Audie Simmons, 50, as the Company’s Senior Vice President of Operations effective November 20, 2006. In this position, Mr. Simmons will serve as the Company’s principal operating officer and report directly to its Chief Executive Officer. Mr. Simmons has over 25 years of operational experience with the Company, most recently serving as the Company’s Vice President of Fleet and Operations. Jeffery Collins had previously served as our Chief Operating Officer and, effective November 20, 2006, became the Company’s Vice President of its Northern Region.
     On November 20, 2006, the Company and Pike Electric, Inc., a subsidiary of the Company (“Pike Electric”), entered into an employment agreement (the “Employment Agreement”) with Mr. Simmons in connection with his appointment as the Company’s Senior Vice President of Operations. Under the Employment Agreement, Mr. Simmons will serve as Senior Vice President of Operations and will be paid a base salary of $410,852 per year, which the Board of Directors will review annually. Mr. Simmons also will be entitled to participate in the benefit plans available to senior employees of the Company. The Employment Agreement is terminable by either party at any time for any reason, subject to certain severance and other obligations, as set forth in the Employment Agreement.
     The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1, and is incorporated by reference herein. In addition, the Company issued a press release announcing Mr. Simmons’ appointment, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
     There are no arrangements or understandings between Mr. Simmons and any other person pursuant to which he was selected as an officer of the Company, other than any arrangements or understandings with Board members or officers of the Company acting solely in their capacities as such. In addition, there are no family relationships between Mr. Simmons and any director or any other executive officer of the Company.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

10.1	Employment Agreement, dated November 20, 2006, by and between Audie Simmons, Pike Electric, Inc. and Pike Electric Corporation.

99.1	Press Release dated November 20, 2006, announcing the appointment of Audie Simmons

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: November 27, 2006	By:	/s/ James R. Fox

	Name:	James R. Fox
	Title:	Vice President and General Counsel

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
November 20, 2006	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Employment Agreement, dated November 20, 2006, by and between Audie Simmons, Pike Electric, Inc. and Pike Electric Corporation.

99.1	Press Release dated November 20, 2006, announcing the appointment of Audie Simmons